UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  January 19, 2021 (January 18, 2021)

TERMINIX GLOBAL HOLDINGS, INC.

(Exact name of each registrant as specified in its charter)

Delaware	001-36507	20-8738320
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

150 Peabody Place, Memphis, Tennessee	38103
(Address of principal executive offices)	(Zip Code)

(901) 597-1400

(Each registrant’s telephone number, including area code)

 _______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common, par value $0.01	TMX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director

On January 18, 2021, the Board of Directors (the “Board”) of Terminix Global Holdings, Inc. (“Terminix” or the “Company”) expanded its directorships by one and appointed David J. Frear, 64, as a member of the Board to fill the vacancy created by the expansion.  Mr. Frear will serve as a Class I director, with his initial term expiring at the Company’s 2021 annual stockholders meeting.  Mr. Frear was also appointed to serve as a member of the Board’s Audit and Environmental, Health & Safety Committees. The Board determined, after considering all of the relevant facts and circumstances, that Mr. Frear is “independent” as defined under NYSE listing standards.

No arrangements exist between the Company and Mr. Frear or any other person pursuant to which he was selected as a director.  There are no transactions in which Mr. Frear has an interest requiring disclosure under Item 404(a) of SEC Regulation S-K.

Mr. Frear will be entitled to participate in the Company’s publicly disclosed director compensation plans, pursuant to which he will receive an annual retainer on the same terms as the Company’s other non-employee directors.  Such director compensation plans are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 20, 2020 under “The Board of Directors and Corporate Governance— Director Compensation.”

In connection with this announcement, Terminix issued a press release on January 19, 2021, a copy of which is being furnished hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

 (d)           Exhibits

Exhibit	Description

99.1	Press Release issued January 19, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERMINIX GLOBAL HOLDINGS, INC.
(Registrant)

January 19, 2021	By:	/s/ Brett T. Ponton
Brett T. Ponton
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release issued January 19, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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